UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2010

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

8720 Stony Point Parkway, Suite 200, Richmond, Virginia	23235
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the 2010 Insmed Incorporated Annual Meeting of Shareholders held on June 9, 2010, the company’s shareholders took the following action:

1.
Re-election of two Class I directors, Mr. Kenneth Condon and Dr. Steinar Engelsen, to serve for the term expiring at the 2013 Annual Meeting of Shareholders. Mr. Condon received 35,527,992 votes for, 6,032,624 votes withheld and 63,302,595 broker non-votes. Dr Engelsen received 35,665,185 votes for, 5,895,431 votes withheld and 63,302,595 broker non-votes.

2.
The ratification of Ernst and Young LLP as the Company’s auditors for the fiscal year ending December 31st 2010. A total of 93,918,021 votes were received for, 11,396,826 votes against and 312,189 votes abstained.

SIGNATURES

           Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date:June 18, 2010
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.
Title: Executive Vice President & Chief Financial Officer